Exhibit 99.2 INVIVYD Q3 2023 FINANCIAL RESULTS & BUSINESS HIGHLIGHTS November 9, 2023 © 2023 Invivyd, Inc. Invivyd and the Invivyd logo are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward- looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, the progress and timing of our ongoing research and clinical development activities, including with respect to VYD222; the timing of anticipated initial primary endpoint data from our CANOPY Phase 3 pivotal clinical trial; our expectation to rapidly generate clinical data for a potential VYD222 emergency use authorization (EUA) submission; our plans to submit an application for EUA in the U.S. as soon as practicable; whether we are able to successfully submit an EUA in the future, and the outcome of any such EUA submission; the company’s expectations regarding the size of target patient populations and the potential market opportunity for its product candidates; the potential of the company’s INVYMAB platform approach to rapidly, serially generate new antibodies to address viral threats; our beliefs regarding the need of immunocompromised people for additional therapeutic options to protect against COVID-19; the future of the COVID-19 landscape; our expectations regarding the size of target patient populations and the potential market opportunity for our product candidates, as well as our market position; the CANOPY clinical trial design; the potential commercialization of VYD222 in the U.S., if authorized; our belief that our existing cash resources will be sufficient to support an expected cash runway into the fourth quarter of 2024; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: the timing and progress of our discovery, preclinical and clinical development activities; our ability to rapidly generate the data needed from the CANOPY clinical trial to support a potential EUA submission for VYD222; whether we are able to successfully submit an EUA in the future, and the outcome of any such EUA submission; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of VYD222 or other product candidates based on neutralizing activity in preclinical studies; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; the risk that results of preclinical studies or clinical trials may not be predictive of future results in connection with current or future clinical trials; variability of results in models used to predict activity against SARS-CoV- 2 variants of concern; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether our platform approach enables us to rapidly, serially generate new antibodies to address viral threats; whether VYD222 or any other product candidate is able to demonstrate and sustain neutralizing activity against predominant SARS-CoV-2 variants, particularly in the face of viral evolution; and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (SEC), and in our other filings with the SEC, and in our future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. © 2023 Invivyd, Inc. Invivyd, Invymab and the Invivyd logo are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners. 2

AGENDA 1. Introduction/Overview − Dave Hering, Chief Executive Officer 2. CANOPY Trial & Latest VYD222 In Vitro Neutralizing Data − Pete Schmidt, M.D., Chief Medical Officer 3. Market Opportunity & Commercial Preparations − Jeremy Gowler, Chief Operating & Commercial Officer 4. Q3 Financial Review − Bill Duke, Chief Financial Officer 5. Q&A 3

RECENT BUSINESS HIGHLIGHTS & KEY ACHIEVEMENTS Enrollment completed in CANOPY Phase 3 pivotal clinical trial investigating VYD222 for the prevention of symptomatic COVID-19 Company expects to have initial CANOPY primary endpoint data by late 2023 or early Q1 2024 Company aims to submit an application for Emergency Use Authorization (EUA) in the U.S. as soon as practicable TM Company continues to advance INVYMAB , its proprietary platform approach designed for rapid, serial generation of new antibodies to address viral threats 4

THE NEED TO PROTECT IMMUNOCOMPROMISED INDIVIDUALS FROM COVID-19 IS CLEAR AND URGENT

Impact of COVID-19 on immunocompromised populations during the Omicron era: insights from the observational population-based INFORM study[1]

- In a sample of ~12M people in England, 3.9% were immunocompromised (IC)
- **Although only 3.9% of the population, IC people accounted for 22% of COVID-19 hospitalizations and 24% of COVID-19 deaths – even though >80% of the IC population had received ≥3 COVID-19 vaccines**
- Certain IC people (e.g., solid organ and stem cell transplant recipients and those recently treated for blood cancers), had greater than 10-fold increases in risk compared to those without these conditions

Assessing the risk and costs of COVID-19 in immunocompromised populations in a large United States commercial insurance health plan: the EPOCH-US Study[2]

- In a sample of ~17M people in a large U.S. commercial health insurance plan, 2.7% were IC
- ~14% of the IC people were diagnosed with COVID-19 and, of those, 24% were hospitalized
- IC people had long hospital stays and high costs associated with COVID-19, with a mean cost of **$64,029 per patient** and mean length of hospitalization stay of 15 days

Despite the availability of vaccines, immunocompromised people remain at higher risk for severe COVID-19 outcomes and need additional therapeutic options to protect against COVID-19

1. Evans Lancet Reg 2023; 2. Ketkar Curr Med Res Opin 2023

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VYD222 HAS DEMONSTRATED BROAD *IN VITRO* NEUTRALIZING ACTIVITY AGAINST VARIOUS PRE-OMICRON AND OMICRON VARIANTS

VARIANT	SUBLINEAGE	VYD222[1]
WT(D614G)	WT(D614G)	✓
Delta	B.1.617.2	✓
Omicron	BA.1	✓
	BA.4/5	✓
	BA.4.6	✓
	BF.7	✓
	XBB.1	✓
	XBB.1.5	✓
	XBB.1.16	✓
	XBB.1.5.10/EG.5	✓

XBB.1.5.10 and EG.5 (one of the dominant variants in the U.S.) are XBB variants with the same spike glycoprotein sequence, including the F456L mutation found in ~80% of the current CDC-tracked variants[2-3]

✓ Neutralizing activity in standardized *in vitro* assays

References: 1. VYD222 data generated by CRO using a pseudovirus SARS-CoV-2 neutralizing antibody assay; 2. https://covid.cdc.gov/covid-data-tracker/#variant-proportions (accessed Oct 30, 2023); 3. covSPECTRUM.org

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THE CANOPY PHASE 3 CLINICAL TRIAL OF VYD222 IS DESIGNED TO RAPIDLY GENERATE CLINICAL DATA FOR A POTENTIAL EUA

The CANOPY clinical trial is now fully enrolled

COHORT A
Immunocompromised
(N=300)



VYD222 4500 mg IV (n=300)
Open Label
Day 1
(Dosing)
Day 28
(Primary
efficacy
endpoint)
Month 3
(Redosing)
Month 12
(Last visit)

Primary endpoints:
- Safety/tolerability
- Day 28 serum neutralizing titers (calculated from the pharmacokinetic concentrations of VYD222 and the IC_{50} value for VYD222 against relevant SARS-CoV-2 variants)

COHORT B
At risk of SARS-CoV-2
exposure (N=450)



VYD222 4500 mg IV (n=300)
2:1 Randomization
Day 1
(Dosing)
Month 3
(Redosing)
Month 12
(Last visit)
Placebo IV (n=150)

Primary endpoint:
- Safety/tolerability

Source: ClinicalTrials.gov Identifier: NCT06039449; IV, intravenous

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SIGNIFICANT MARKET OPPORTUNITY WITH >9M IMMUNOCOMPROMISED PEOPLE AT INCREASED RISK FOR SEVERE COVID-19 IN THE U.S. Estimated U.S. total addressable market (TAM) • Of the estimated 485K High immunocompromised people at highest risk: 485K – 67K: stem cell transplants 2M – 86K: solid organ transplants (e.g., RA, primary (liver/lung/kidney) immunodeficiency 3M diseases) – 332K: hematologic/lymphatic (e.g., non- cancers hematologic 4M cancer, IBD, MS) • Care for these populations (e.g., early-stage is often associated with kidney disease, specialized centers virally-suppressed HIV) Low High Risk of severe COVID-19 based on HCP surveys Reference: Illustrative graph and estimated market opportunity based on Invivyd-sponsored market research and internal analysis. PrEP: Pre-exposure prophylaxis; RA: rheumatoid arthritis; IBD: inflammatory bowel disease; MS: multiple sclerosis; HIV: human immunodeficiency virus; HCP: Health care professional 8 Expected uptake of a COVID PrEP mAb based on HCP surveys

COMMERCIALIZATION PREPARATIONS ARE UNDERWAY FOR POTENTIAL VYD222 LAUNCH IN THE U.S., IF AUTHORIZED Go-to-market planning (e.g., market research, market sizing/segmentation, brand strategy, field force sizing) Market access activities (e.g., payer/pricing research, distribution channels) Manufacturing initial commercial inventory Establishing necessary internal systems and technology to support the transition to commercial stage Commercial preparations are being led by a seasoned team with extensive experience successfully commercializing products within the infectious disease space, such as: 9

KEY Q3 2023 FINANCIALS Expected cash runway remains into Q4 2024, Cash, cash equivalents and marketable excluding potential contribution from commercial securities were $264.9 million as of product revenue if a mAb candidate is September 30, 2023 authorized or approved mAb: monoclonal antibody 10

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